GT Draft 11/15/2006


                                   SCHEDULE I

                          List of Servicing Agreements

1. Seller's Warranties and Servicing Agreement between EMC Mortgage Corporation and Wells Fargo Bank, N.A. dated as of April 1, 2006.

2. Servicing Agreement, between Bear Stearns Asset Backed Securities I LLC and EMC Mortgage Corporation, dated as of October 1, 2006.

3. Purchase, Warranties and Servicing Agreement, between HomeBanc Mortgage Corporation and EMC Mortgage Corporation, dated as of January 1, 2004.

                                   SCHEDULE II

            List of Assignment, Assumption and Recognition Agreements

            Please see Tabs ___, ___ and ___in the closing checklist

                                  SCHEDULE III

                                   [Reserved]

                                                                     EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES

                         CLASS [____A-____] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                     A-1-1

Certificate No.:                       [__A-__]

Cut-off Date:                          October 1, 2006

First Distribution Date:               November 27, 2006

Initial Principal
Balance of
this Certificate
("Denomination"):                      $_____________

Initial Certificate
Principal Balance of
Class [__A-__]
Certificates:                          $_____________

Latest Possible
Maturity Date:                         October 25, 2036

CUSIP:                                 07389N ____

Interest Rate:                         [For any Distribution Date, the weighted
                                       average of the net mortgage rates of
                                       the sub-loan group 1 mortgage loans]

                                       [For any Distribution Date, the weighted average of the net mortgage rates of the sub-loan group 2 mortgage loans]

                                       [For any Distribution Date, the weighted average of the net mortgage rates of the sub-loan group 3 mortgage loans]

                                       [For any Distribution Date, the lesser of
                                       (a) One-Year MTA for the related accrual period plus the per annum pass-through margin of 0.980% and (b) the applicable interest rate cap for such distribution date]

                                       [For any Distribution Date, the lesser of
                                       (a) One-Year MTA for the related accrual period plus the per annum pass-through margin of 1.050% and (b) the applicable interest rate cap for such distribution date]



                                     A-2-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-2-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-2-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  November 16, 2006

                                  WELLS FARGO BANK, N.A.
                                  not in its individual capacity,
                                  but solely as Certificate Registrar

                                  By:
                                      ---------------------------------------
                                      Name:
                                      Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By:
    -----------------------------------------
    Authorized Signatory



                                     A-2-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-2-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

---------

---------

---------

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

---------.

Dated:


                      -------------------------------------
                      Signature by or on behalf of assignor




                                     A-2-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

-----------

for the account of ______________,

account number _______________, or, if mailed by check, to _____________

________________________________________________________________.  Applicable

statements should be mailed to _________.

         This information is provided by __________,

the assignee named above, or ___________________________________, as its agent.



                                      A-2-9

                                                                     EXHIBIT A-2

                          FORM OF CLASS B CERTIFICATES

                           CLASS [__B-__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.


                                     A-3-1

Certificate No.:                       [__B-__]

Cut-off Date:                          October 1, 2006

First Distribution Date:               November 27, 2006
Initial Principal
Balance of
this Certificate
("Denomination"):                      $____________

Initial Certificate
Principal Balance of
Class [__B-__]
Certificates:                          $____________

Latest Possible
Maturity Date:                         October 25, 2036

CUSIP:                                 07389N ____

Interest Rate:                         For any Distribution Date, the
                                       weighted average of the net rates of the mortgage loans in each sub-loan group, minus the coupon strip, weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group.



                                     A-3-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first or more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [CEDE & CO.] [BEAR STEARNS SECURITIES CORP.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-3-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-3-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  November 16, 2006


                                 WELLS FARGO BANK, N.A.
                                 not in its individual capacity,
                                 but solely as Certificate Registrar

                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By:
    ---------------------------------------
      Authorized Signatory



                                     A-3-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-3-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

----------

----------

----------

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________.

Dated:


                      -------------------------------------
                      Signature by or on behalf of assignor


                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

____________

for the account of _____________,

account number _______________, or, if mailed by check, to  _____________

________________________________________________________________.  Applicable

statements should be mailed to  _____________.

         This information is provided by  _____________,

the assignee named above, or ___________________________________, as its agent.


                                     A-3-9

                                                                     EXHIBIT A-3

                          FORM OF CLASS P CERTIFICATES

                               CLASS P CERTIFICATE

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN A "REMIC" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE SECURITIES ADMINISTRATOR HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.


                                     A-4-1

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER (I) A CERTIFICATION PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL PURSUANT TO 6.02(b) OF THE AGREEMENT, SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER, THE SECURITIES ADMINISTRATOR, OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



                                     A-4-2

Certificate No.:                       P

Cut-off Date:                          October 1, 2006

First Distribution Date:               November 27, 2006

Percentage Interest                    100%

Latest Possible
Maturity Date:                         October 25, 2036

CUSIP:                                 07389N ____

Interest Rate:                         N/A





                                     A-4-3

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first or more junior liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class II-P Certificate at the Corporate Trust Office.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement, as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the Agreement or (y) there shall be delivered to the Trustee and the Securities Administrator an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Sponsor, the Securities Administrator, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such



                                     A-4-4

Holder, information regarding the related Certificate and the Mortgage
Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Securities Administrator of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-4-5

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  November 16, 2006

                              WELLS FARGO BANK, N.A.
                              not in its individual capacity,
                              but solely as Certificate Registrar

                              By:
                                  --------------------------------------
                                  Name:
                                  Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By:
   ---------------------------------------
      Authorized Signatory



                                     A-4-6

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-4-7

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-4-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________

__________

__________

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

__________.

Dated:


                      --------------------------------------
                      Signature by or on behalf of assignor



                                     A-4-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

__________

for the account of __________,

account number _______________, or, if mailed by check, to __________

________________________________________________________________.  Applicable

statements should be mailed to __________.

         This information is provided by __________,

the assignee named above, or ___________________________________, as its agent.



                                     A-4-10

                                                                     EXHIBIT A-4


                          FORM OF CLASS X CERTIFICATES

                            CLASS [X -__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE NOTIONAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY PRINCIPAL PAYMENTS TO THE APPLICABLE GROUP [I] [II] MORTGAGE LOANS AND REALIZED LOSSES ALLOCABLE THERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT NOTIONAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL BALANCE BY INQUIRY OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS CERTIFICATE REGISTRAR (THE "CERTIFICATE REGISTRAR") WITH RESPECT HERETO.


                                     A-5-1

Certificate No.:                       [X-__]

Cut-off Date:                          October 1, 2006

First Distribution Date:               November 27, 2006
Initial Notional
Balance of
this Certificate
("Denomination"):                      $__________

Initial Certificate
Notional Balance of this
Class [X-__]
Certificates:                          $__________

Latest Possible
Maturity Date:                         October 25, 2036

CUSIP:                                 07389N ___

Interest Rate:                         Variable



                                     A-5-2

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first or more junior liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-5-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-5-4

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  November 16, 2006


                                     WELLS FARGO BANK, N.A.
                                     not in its individual capacity,
                                     but solely as Certificate Registrar

                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By:
    -----------------------------------------
      Authorized Signatory



                                     A-5-5

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-5-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-5-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------.

Dated:


                      --------------------------------------------------------
                      Signature by or on behalf of assignor



                                     A-5-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________,

account number _______________, or, if mailed by check, to ___________________

________________________________________________________________.  Applicable

statements should be mailed to _______________________________________________.

         This information is provided by _____________________________________,

the assignee named above, or ___________________________________, as its agent.



                                     A-5-9

                                                                     EXHIBIT A-5

                        FORM OF CLASS [R-__] CERTIFICATES

                            CLASS [R-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN A "REMIC" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE SECURITIES ADMINISTRATOR HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.


                                     A-6-1

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER (I) A CERTIFICATION PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL PURSUANT TO 6.02(b) OF THE AGREEMENT, SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER, THE SECURITIES ADMINISTRATOR, OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



                                     A-6-2

Certificate No.:                       [R-__]

Cut-off Date:                          October 1, 2006

First Distribution Date:               November 27, 2006

Percentage Interest of this Class
R-X Certificate:                       100%

Latest Possible
Maturity Date:                         October 25, 2036

CUSIP:                                 07389N ___

Interest Rate:                         N/A




                                     A-6-3

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         EVIDEncing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first or more junior liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-__ Certificate at the Corporate Trust Office.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement, as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the Agreement or (y) there shall be delivered to the Securities Administrator an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Sponsor, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such Holder, information regarding the related


                                     A-6-4

Certificate and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Securities Administrator of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-6-5

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  November 16, 2006

                                  WELLS FARGO BANK, N.A.
                                  not in its individual capacity,
                                  but solely as Certificate Registrar

                                  By:
                                      -------------------------------------
                                      Name:
                                      Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By:
    ----------------------------------------
      Authorized Signatory



                                     A-6-6

                            [REVERSE OF CERTIFICATE]

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-6-7

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-6-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:


                                      -----------------------------------------
                                      Signature by or on behalf of assignor



                                     A-6-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

______________________________________________________________________________

for the account of ___________________________________________________________,

account number _______________, or, if mailed by check, to ___________________

________________________________________________________________.  Applicable

statements should be mailed to _______________________________________________.

         This information is provided by _____________________________________,

the assignee named above, or ___________________________________, as its agent.



                                     A-6-10

                                                                       EXHIBIT B

                             Mortgage Loan Schedule

                          [DELIVERED TO THE CUSTODIAN]

                                                                       EXHIBIT C

                                   [Reserved]

                                                                       EXHIBIT D

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Agreement"), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation as sponsor, Wells Fargo Bank, National Association, as master servicer and securities administrator, and The Bank of New York, as trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee and the Securities Administrator a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

         8. The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Class R Certificate may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

         12. The Transferee will not transfer the Class R Certificate, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         13. The Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         14. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class R Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

                                      * * *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.

                                    [NAME OF TRANSFEREE]


                                    By:
                                        ------------------------------
                                        Name:
                                        Title:

[Corporate Seal]

ATTEST:

_________________________
[Assistant] Secretary

Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of _______, 20__.

______________________________



                                      ----------------------------------
                                               NOTARY PUBLIC
                                      My Commission expires the ___ day
                                      of _______________, 20__.

                                                          EXHIBIT 1 TO EXHIBIT D

                               Certain Definitions

"Ownership Interest": As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

"Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners), or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

"Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

"Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

"Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                          EXHIBIT 2 TO EXHIBIT D

                        Section 6.02(c) of the Agreement

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

                  (v) The Securities Administrator shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary
(a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                                                       EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE FOR
                            NON-OFFERED CERTIFICATES

                                                                Date:___________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York  10286
Attention:  Structured Finance Services - BSABS 2006-SD4

         Re: Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4________

Ladies and Gentlemen:

         In connection with our disposition of the Class [B-IO][R] Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of October 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4.

                                 Very truly yours,


                                 ----------------------------------------
                                 Name of Transferor


                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT F

                  FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                            NON-OFFERED CERTIFICATES

                                                              Date: ____________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York  10286
Attention:  Structured Finance Services - BSABS 2006-SD4

         Re: Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4________

Ladies and Gentlemen:

         In connection with our acquisition of the Class [______] Certificates in the Denomination of ______________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or
(ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of October 1, 2006 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                     Very truly yours,


                                     ------------------------------------
                                     Name of Transferee

                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT G

                          FORM OF RULE 144A LETTER FOR
                            NON-OFFERED CERTIFICATES

                                                               Date: ___________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Bear Stearns Asset Backed Securities Trust 2006-SD4

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York  10286
Attention:  Structured Finance Services - BSABS 2006-SD4

         Re: Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4________

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class [____] Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section
5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of October 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4.


                                    -----------------------------------------
                                    Name of Buyer


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                                            ANNEX 1 TO EXHIBIT G


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless: Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities; or Buyer is an entity in which all the owners are qualified institutional buyers.

         ___      BROKER-DEALER.  The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

         ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
                  Security Act of 1974.

         ___ INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ SMALL BUSINESS INVESTMENT COMPANY. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R.10 (Keogh) plan.

         ___ EQUITY OWNERS. Buyer is an entity in which all of the equity owners are qualified institutional buyers.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    -----------------------------------------
                                    Name of Buyer


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                    Date:
                                          -----------------------------------

                                                            ANNEX 2 TO EXHIBIT G

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    -----------------------------------------
                                    Name of Buyer


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    IF AN ADVISER:


                                    -----------------------------------------
                                    Name of Buyer

                                    Date:
                                         ------------------------------------

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank, National Association
           as Custodian
         1015 10th Avenue
         Minneapolis, Minnesota  55414

         Re: Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4.

         In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the Custodial Agreement, dated as of November 16, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as sponsor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), and securities administrator and custodian (the "Custodian"), and The Bank of New York, as trustee (the "Trustee"), we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated:

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____     1.       Mortgage Paid in Full (and all amounts received or to be
                  received in connection with such payment have been or will be remitted to the Master Servicer for deposit in the Master
                  Servicer Collection Account)

____     2.       Foreclosure

____     3.       Substitution

____     4.       Other Liquidation (Repurchases, etc.)

____     5.       Nonliquidation    Reason:________________________________

Address to which Custodian should __________________________
Deliver the Mortgage File __________________________________
                          __________________________________

                              By: ___________________________________
                                         (authorized signer)

                              Issuer:________________________________
                              Address:__________________________
                              __________________________________
                              Date:_____________________________

Custodian:
Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:


-------------------------------             --------------
Signature                                   Date


Documents returned to Trustee:


-------------------------------             --------------
Custodian                                   Date

                                                                       EXHIBIT I

                          DTC LETTER OF REPRESENTATIONS

               [See document at Tab No. ___ of the Closing Binder]

                                                                       EXHIBIT J

                   SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                          [DELIVERED TO THE CUSTODIAN]

                                                                       EXHIBIT K

                           FORM OF CUSTODIAL AGREEMENT

                               CUSTODIAL AGREEMENT


         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of November 16, 2006, by and among THE BANK OF NEW YORK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), BEAR STEARNS ASSET BACKED SECURITIES I LLC (together with any successor in interest, the "Company"), EMC MORTGAGE CORPORATION as seller and sponsor (in such capacity, together with any successor in interest, the "Seller") and as a servicer (in such capacity, together with any successor in interest, the "EMC Servicer"), WELLS FARGO BANK, N.A., as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement, the "Master Servicer" or the "Securities Administrator," respectively), WELLS FARGO BANK, N.A., as a servicer (together with any successor in interest, the "Wells Servicer" and, collectively with the EMC Servicer and any Servicer, as such term is defined in the Pooling and Servicing Agreement, the "Servicers"), and WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                       W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of October 1, 2006, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4 (the "Pooling and Servicing Agreement");

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Servicers or the Master Servicer under the related Servicing Agreements or the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Seller, the Servicers, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files relating to the Mortgage Loans identified on the Schedule 1 attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. RECORDATION OF ASSIGNMENTS. If any Mortgage File includes one or more assignments of Mortgage to the Trustee that have not been recorded, each such assignment (to the extent required to be recorded pursuant to Section 2.01 of the Pooling and Servicing Agreement) shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.3.  REVIEW OF MORTGAGE FILES.

                  (a) On or prior to the Closing Date, in accordance with
Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee and the Company an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the
Schedule 1 attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing Agreement, to perform a limited review of the Mortgage Files delivered to it, and shall deliver to the Trustee, the Seller and the Company an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the extent provided in Section 2.02(a) of the Pooling and Servicing Agreement to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (c) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Trustee, the Seller and the Company a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

                  Section 2.4. CUSTODIAN TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and a Request for Release, the Custodian agrees to release to the Seller the related Mortgage File within five days of receipt of such notice.

         Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit H to the Pooling and Servicing Agreement signed by a Servicing Officer of the Master Servicer or the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to release to the related Servicer the related Mortgage File within five days of receipt of such Request for Release.

         The Company shall deliver to the Custodian the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan which the Custodian will review as provided in subsections (b) and
(c) of Section 2.03 hereof; provided that the Closing Date referred to in those subsections shall instead be the date of delivery of the Mortgage File with respect to a Replacement Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage Files be released to the related Servicer or the Master Servicer, as applicable, and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the related Servicer or the Master Servicer, as applicable. The related Servicer or the Master Servicer, as applicable, shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in a Protected Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

         At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, the assignment of mortgage and the related Mortgage Note shall be returned to the related Servicer or the Master Servicer, as applicable, for execution and endorsement (unless such Mortgage Loan is registered on the MERS System), respectively, pursuant to a power of attorney from the Trustee and for delivery to the Seller. If the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable assignment and to endorse the Mortgage Note, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by or on behalf of the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by or on behalf of the Trustee (unless such Mortgage Loan is registered on the MERS System) and be returned to the related Servicer or the Master Servicer, as applicable, for delivery to the Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan and if the related Servicer or the Master Servicer does not have a power of attorney from the Trustee to execute the applicable certificate of satisfaction or similar instrument such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

                  Section 2.5. ASSUMPTION AGREEMENTS. In the event that any assumption agreement or substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III
                            CONCERNING THE CUSTODIAN

                  Section 3.1. CUSTODIAN A BAILEE AND AGENT OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2   [RESERVED].

                  Section 3.3. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. MASTER SERVICER TO PAY CUSTODIAN'S FEES AND EXPENSES. Wells Fargo Bank, N.A., as Master Servicer, covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, an annual fee for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and, Wells Fargo Bank, N.A., as Master Servicer, will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except (i) any such expense, disbursement or advance as may arise from its negligence or bad faith or (ii) to the extent that the Trust Fund provides such indemnity pursuant to Section 7.03(b) of the Pooling and Servicing Agreement (such indemnity to be payable out of the Distribution Account as provided in Section 4.05(a) of the Pooling and Servicing Agreement.)

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Servicers, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Trustee may remove the Custodian upon 60 days prior written notice to the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Company.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Servicer and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company, the Servicer and the Master Servicer.

                  Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the

Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV
                          COMPLIANCE WITH REGULATION AB

                  Section 4.1. INTENT OF THE PARTIES; REASONABLENESS. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company and the Trustee with the provisions of Regulation AB and related rules and regulations of the Commission. The Company and the Trustee shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company and the Trustee in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable. The Custodian shall cooperate reasonably with the Company and the Trustee to deliver to the Company and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company and the Trustee to permit the Company and the Trustee to comply with the provisions of Regulation AB.

                  Section 4.2. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE CUSTODIAN.

                  The Custodian hereby represents and warrants that the information set forth in the Prospectus Supplement under the caption "Description of the Certificates - The Custodian" (the "Custodian Disclosure") does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the Company prior to such date: (a) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other securitization transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer (other than the Master Servicer), trustee, originator, significant obligor, enhancement or support provider (other than the Securities Administrator) or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (1) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  Section 4.3. ADDITIONAL INFORMATION TO BE PROVIDED BY THE CUSTODIAN. For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Company a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, and to the extent updated is materially correct and does not have any material omissions.

                  Section 4.4. REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION. On or before March 15 of each calendar year, the Custodian shall:

                  (a) deliver to the Company, the Master Servicer, the Securities Administrator and the Trustee a report (in form and substance reasonably satisfactory to the Company, the Master Servicer, the Securities Administrator and the Trustee) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Company, the Master Servicer, the Securities Administrator and the Trustee and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

                  (b) deliver to the Company, the Master Servicer, the Securities Administrator and the Trustee a report of a registered public accounting firm reasonably acceptable to the Company, the Master Servicer, the Securities Administrator and the Trustee that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 4.5.    INDEMNIFICATION; REMEDIES.

                  (a) The Custodian shall indemnify the Company, each affiliate of the Company, the Master Servicer, the Trustee and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, and "Indemnifed Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                           any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV;

                           the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this Article IV.

         If the indemnification provided for herein is unavailable to hold harmless any Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                  (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

(c) In no event shall the Custodian or its directors officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

                  Section 5.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 5.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Servicers, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  Section 5.4. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense on direction by the Master Servicer.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 5.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                    THE BANK OF NEW YORK,
                                                            as Trustee
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS             By:________________________________
            2006-SD4                                              Name:
                                                                  Title:


Address:                                                    BEAR STEARNS ASSET BACKED
                                                            SECURITIES I LLC, as Depositor
383 Madison Avenue
New York, New York  10179
Attention:    Senior Managing Director -                    By:________________________________
              Mortgage Department                                 Name:
                                                                  Title:


Address:                                                    EMC MORTGAGE CORPORATION,
                                                            as Seller and Servicer
2780 Lake Vista Drive,
Lewisville, TX 75067
Attention:  President or General Counsel                    By:________________________________
Telecopier:  (469) 759-4714                                       Name:
                                                                  Title:


Address:                                                    WELLS FARGO BANK, N.A.,
                                                            as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention:  BSABS 2006-SD4                                  By:________________________________
Telecopier:  (410) 884-2363                                       Name:
                                                                  Title:


Address:                                                    WELLS FARGO BANK, N.A.,
                                                            as Custodian
1015 10th Avenue S.E., MS 0031
Minneapolis, Minnesota  55414
Attention:  BSABS 2006-SD4                                  By:________________________________
Telecopier:  (612) 667-1068                                       Name:
                                                                  Title:


Address :                                                   WELLS FARGO BANK, N.A.,
                                                            as Servicer
1 Home Campus
MAC X2302-033
Des Moines, Iowa 50328-0001                                 By:________________________________
Attention: John B. Brown                                          Name:
                                                                  Title:

STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a ______________________ of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------------
                                        Notary Public



[SEAL]

STATE OF MARYLAND     )
                      ) ss:
COUNTY OF HOWARD      )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared __________________________, known to me to be a __________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------------
                                        Notary Public



[Notarial Seal]

STATE OF NEW YORK      )
                       ) ss:
COUNTY OF NEW YORK     )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________ of Bear Stearns Asset Backed Securities I LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        -----------------------------------
                                        Notary Public



[Notarial Seal]

STATE OF TEXAS        )
                      ) ss:
COUNTY OF DENTON      )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________ of EMC Mortgage Corporation, a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------------
                                        Notary Public



[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss:
COUNTY OF HENNEPIN      )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a ___________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        -----------------------------------
                                        Notary Public



[Notarial Seal]

STATE OF _________________  )
                            ) ss:
COUNTY OF _______________   )


On the _____ day of November 2006 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a ___________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        -----------------------------------
                                        Notary Public



[Notarial Seal]

                                   SCHEDULE 1

                                 MORTGAGE LOANS

                             [Provided Upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                November 16, 2006


The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2006-SD4

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville , TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

         Re: Custodial Agreement, dated as of November 16, 2006, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Servicer, Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset Backed Certificates, Series 2006-SD4

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit, unless it has received a separate blanket lost note affidavit covering such Mortgage Loans) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        WELLS FARGO BANK, N.A.


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                     [date]

The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2006-SD4

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville , TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

         Re: Custodial Agreement, dated as of November __, 2006, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Servicer, Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset Backed Certificates, Series 2006-SD4

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule determined on the basis of the Mortgagor's name, original principal balance and loan number, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        WELLS FARGO BANK, N.A.


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                     [date]


The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2006-SD4

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville , TX 75067-3884
Attention:  Conduit Seller Approval Dept.
Facsimile:  (214) 626-3751

         Re: Custodial Agreement, dated as of November __, 2006, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank, N.A., as Servicer, Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset Backed Certificates, Series 2006-SD4

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that subject to any exception listed on Schedule A attached hereto (A) it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

                  The original Mortgage Note, including any riders thereto, endorsed without recourse (unless such Mortgage Loan is registered on the MERS System) to the order of "The Bank of New York, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset Backed Certificates, Series 2006-SD4, without recourse", and showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

                  The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

                  Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "The Bank of New York, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset Backed Certificates, Series 2006-SD4" or in blank;

                  An original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon;

                  The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property; and

                  Originals or copies of all available assumption, modification or substitution agreements, if any and (B) it has determined that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, such determination having been made on the basis of the Mortgagor's name, original
                       principal balance and loan number.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                        WELLS FARGO BANK, N.A.


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-------------------------------------------------------------------------------------------------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
-------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
-------------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations
-------------------------------------------------------------------------------------------------------------
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
-------------------------------------------------------------------------------------------------------------
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
-------------------------------------------------------------------------------------------------------------
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
-------------------------------------------------------------------------------------------------------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage
1122(d)(1)(iv)          required by and otherwise in accordance with the terms of
                        the transaction agreements.
-------------------------------------------------------------------------------------------------------------

                                     Cash Collection and Administration
-------------------------------------------------------------------------------------------------------------
                        Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt and
1122(d)(2)(i)           identification, or such other number of days specified in
                        the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
-------------------------------------------------------------------------------------------------------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
                        approved as
1122(d)(2)(iii)         specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)          respect to commingling of cash) as set forth in the
                        transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with respect
                        to a foreign financial institution means a foreign
                        financial institution
1122(d)(2)(v)           that meets the requirements of Rule 13k-1(b)(1) of the
                        Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------



                                       23

-------------------------------------------------------------------------------------------------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
-------------------------------------------------------------------------------------------------------------
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days
                        of their original identification, or such other number
                        of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------

                                     Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
1122(d)(3)(i)           the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
                        servicer.
-------------------------------------------------------------------------------------------------------------
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
                        or
1122(d)(3)(iv)          custodial bank statements.
-------------------------------------------------------------------------------------------------------------

                                          Pool Asset Administration
-------------------------------------------------------------------------------------------------------------
                        Collateral or security on pool assets is maintained as                   X
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
-------------------------------------------------------------------------------------------------------------
                        Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)          required by the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
-------------------------------------------------------------------------------------------------------------
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to



                                       24

-------------------------------------------------------------------------------------------------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)          principal, interest or other items (e.g., escrow) in
                        accordance with the related pool asset documents.
-------------------------------------------------------------------------------------------------------------
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal balance.
-------------------------------------------------------------------------------------------------------------
                        Changes with respect to the terms or status of an
                        obligor's pool asset (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance
1122(d)(4)(vi)          with the transaction agreements and related pool asset
                        documents.
-------------------------------------------------------------------------------------------------------------
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the
1122(d)(4)(vii)         timeframes or other requirements established by the
                        transaction documents.
-------------------------------------------------------------------------------------------------------------
                        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements., Such
                        records are maintained in at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent pool assets including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases
1122(d)(4)(viii)        where delinquency is deemed temporary (e.g., illness or
                        unemployment).
-------------------------------------------------------------------------------------------------------------
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
-------------------------------------------------------------------------------------------------------------
                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts); (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 3-
                        calendar days of full
1122(d)(4)(x)           repayment of the related pool asset, or such other
                        number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
                        least 30
1122(d)(4)(xi)          calendar days prior to these dates, or such other number
                        of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------
                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late
1122(d)(4)(xii)         payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.


                                       25

-------------------------------------------------------------------------------------------------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
                        transaction agreements.
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT L

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

DEFINITIONS
Primary Servicer - transaction party having borrower contact Master Servicer - aggregator of pool assets Securities Administrator - waterfall calculator Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations) Custodian - safe keeper of pool assets Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:     X - OBLIGATION

----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------
                   GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are             X            X            X
                   instituted to monitor any
                   performance or other triggers
                   and events of default in
                   accordance with the transaction
                   agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing               X            X
                   activities are outsourced to
                   third parties, policies and
                   procedures are instituted to
                   monitor the third party's
                   performance and compliance with
                   such servicing activities.
----------------------------------------------------------------------------------------------------------------------
                   Any requirements in the
                   transaction agreements to
                   maintain a back-up servicer for
1122(d)(1)(iii)    the Pool Assets are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and          X            X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout
                   the reporting period in the
                   amount of coverage required by
                   and otherwise in accordance with
                   the terms of the transaction
                   agreements.
----------------------------------------------------------------------------------------------------------------------




                                       L-1

----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                   CASH COLLECTION AND
                   ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are             X            X            X
                   deposited into the appropriate
                   custodial bank accounts and
                   related bank clearing accounts
                   no more than two business days
                   following receipt, or such other
                   number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Disbursements made via wire             X            X            X
                   transfer on behalf of an obligor
                   or to an investor are made only
1122(d)(2)(ii)     by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                   Advances of funds or guarantees         X            X            X
                   regarding collections, cash
                   flows or distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
----------------------------------------------------------------------------------------------------------------------
                   The related accounts for the            X            X            X
                   transaction, such as cash
                   reserve accounts or accounts
                   established as a form of over
                   collateralization, are
                   separately maintained (e.g.,
                   with respect to commingling of
                   cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Each custodial account is               X            X            X
                   maintained at a federally
                   insured depository institution
                   as set forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
1122(d)(2)(v)      Exchange Act.
----------------------------------------------------------------------------------------------------------------------
                   Unissued checks are safeguarded         X                         X
                   so as to prevent unauthorized
1122(d)(2)(vi)     access.
----------------------------------------------------------------------------------------------------------------------




                                       L-2

----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on         X            X            X
                   a monthly basis for all
                   asset-backed securities related
                   bank accounts, including
                   custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of
                   days specified in the
                   transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who
                   prepared the reconciliation; and
                   (D) contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified
                   in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   INVESTOR REMITTANCES AND
                   REPORTING
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including         X            X            X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such reports
                   (A) are prepared in accordance
                   with timeframes and other terms
                   set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance
                   with the terms specified in the
                   transaction agreements; (C)
                   are filed with the Commission as
                   required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's
                   records as to the total unpaid
                   principal balance and number
                   of Pool Assets serviced by
                   the Servicer.
----------------------------------------------------------------------------------------------------------------------
                   Amounts due to investors are            X            X            X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and other
                   terms set forth in the
1122(d)(3)(ii)     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Disbursements made to an                X            X            X
                   investor are posted within two
                   business days to the Servicer's
                   investor records, or such other
                   number of days specified in the
1122(d)(3)(iii)    transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Amounts remitted to investors           X            X            X
                   per the investor reports agree
                   with cancelled checks, or other
                   form of payment, or custodial
1122(d)(3)(iv)     bank statements.
----------------------------------------------------------------------------------------------------------------------
                   POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------




                                       L-3


----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool          X                                      X
                   assets is maintained as required
                   by the transaction agreements or
                   related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets  and related                X                                      X
                   documents are safeguarded as
                   required by the transaction
                   agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or              X                         X
                   substitutions to the asset pool
                   are made, reviewed and approved
                   in accordance with any
                   conditions or requirements in
                   the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets,                X
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
                   asset documents.
----------------------------------------------------------------------------------------------------------------------
                   The Servicer's records regarding        X
                   the pool assets agree with
                   the Servicer's records with
                   respect to an obligor's unpaid
1122(d)(4)(v)     principal balance.
----------------------------------------------------------------------------------------------------------------------
                   Changes with respect to the             X            X
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
1122(d)(4)(vi)     asset documents.
----------------------------------------------------------------------------------------------------------------------
                   Loss mitigation or recovery             X            X
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and repossessions,
                   as applicable) are initiated,
                   conducted and concluded in
                   accordance with the timeframes
                   or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.
----------------------------------------------------------------------------------------------------------------------



                                       L-4

----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection          X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or        X
                   rates of return for pool
                   assets with variable rates are
                   computed based on the related
                   pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in             X
                   trust for an obligor (such as
                   escrow accounts): (A) such funds
                   are analyzed, in accordance with
                   the obligor's pool asset
                   documents, on at least an annual
                   basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents
                   and state laws; and (C) such
                   funds are returned to the
                   obligor within 30 calendar days
                   of full repayment of the related
                   pool assets, or such other
                   number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Payments made on behalf of an           X
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Any late payment penalties in          X
                   connection with any payment
                   to be made on behalf of an obligor
                   are paid from the
                   Servicer's funds and not charged
                   to the obligor, unless the
                   late payment was due to the
                   obligor's error
1122(d)(4)(xii)    or omission.
----------------------------------------------------------------------------------------------------------------------




                                       L-5


----------------------------------------------------------------------------------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                   Disbursements made on behalf of X an obligor are posted
                   within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
1122(d)(4)(xiii)   transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                   Delinquencies, charge-offs and          X            X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
1122(d)(4)(xiv)    agreements.
----------------------------------------------------------------------------------------------------------------------
                   Any external enhancement or             X                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT M-1

                          FORM OF BACK-UP CERTIFICATION


         I. The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] I, ________________________________, the
         _______________________ of [NAME OF COMPANY], certify to [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee];

         (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] and the


                                     M-1-1

         [Securities Administrator]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] and the [Securities Administrator]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


         Date:
               ----------------------------------




         By:
         Name:
               ----------------------------------
         Title:
               ----------------------------------


                                     M-1-2

                                                                     EXHIBIT M-2

             FORM OF CERTIFICATION FOR THE SECURITIES ADMINISTRATOR

                  Re: Bear Stearns Asset Backed Securities Trust 2006-SD4 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-SD4, issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer and The Bank of New York, as Trustee

The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

         (2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

         (3) To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

         (4) I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

         (5) The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual


                                     M-2-2

Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

         In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

Date:
      -----------------------------


-----------------------------------
[Signature] [Title]



                                     M-2-2

                                                                       EXHIBIT N

                                   [Reserved]

                                                                       EXHIBIT O

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

                  As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

                  Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 5.05, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
10-D       Must be filed within 15 days of the distribution date for the
           (NOMINAL) asset-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
           1   DISTRIBUTION AND
               POOL PERFORMANCE
               INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
               Item 1121(a) -
               Distribution and
               Pool Performance
               Information
------------------------------------------------------------------------------------------------------------------------------------
               (1) Any applicable                               X
               record dates,
               accrual dates,                                   (MONTHLY
               determination dates                              STATEMENTS TO
               for calculating                                  CERTIFICATEHOLDERS)
               distributions and
               actual distribution
               dates for the
               distribution period.
------------------------------------------------------------------------------------------------------------------------------------
               (2) Cash flows received                          X
               and the sources thereof for
               distributions, fees and                          (MONTHLY
               expenses.                                        STATEMENTS TO
                                                                CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
               (3) Calculated                                   X
               amounts and
               distribution of the                              (MONTHLY
               flow of funds for                                STATEMENTS TO
               the period itemized                              CERTIFICATEHOLDERS)
               by type and priority
               of payment,
------------------------------------------------------------------------------------------------------------------------------------


                                      O-1

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               including:
------------------------------------------------------------------------------------------------------------------------------------
                 (i) Fees or                                    X
               expenses accrued and
               paid, with an                                    (MONTHLY
               identification of                                STATEMENTS TO
               the general purpose                              CERTIFICATEHOLDERS)
               of such fees and the
               party receiving such
               fees or expenses.
------------------------------------------------------------------------------------------------------------------------------------
                 (ii) Payments                                  X
               accrued or paid with
               respect to                                       (MONTHLY
               enhancement or other                             STATEMENTS TO
               support identified                               CERTIFICATEHOLDERS)
               in Item 1114 of
               Regulation AB (such
               as insurance
               premiums or other
               enhancement
               maintenance fees),
               with an
               identification of
               the general purpose
               of such payments and
               the party receiving
               such payments.
------------------------------------------------------------------------------------------------------------------------------------
                 (iii) Principal,                               X
               interest and other
               distributions                                    (MONTHLY
               accrued and paid on                              STATEMENTS TO
               the asset-backed                                 CERTIFICATEHOLDERS)
               securities by type
               and by class or
               series and any
               principal or
               interest shortfalls
               or carryovers.
------------------------------------------------------------------------------------------------------------------------------------
                 (iv) The amount of                            X
                excess cash flow or
               excess spread and                               (MONTHLY
               the disposition of                              STATEMENTS TO
               excess cash flow.                               CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
               (4) Beginning and                               X
               ending principal
               balances of the                                 (MONTHLY
               asset-backed securities.                        STATEMENTS TO
                                                               CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------

                                      O-2

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               (5) Interest rates                               X
               applicable to the
               pool assets and the                              (MONTHLY
               asset-backed                                     STATEMENTS TO
               securities, as                                   CERTIFICATEHOLDERS)
               applicable. Consider
               providing interest
               rate information for
               pool assets in
               appropriate
               distributional
               groups or
               incremental ranges.
------------------------------------------------------------------------------------------------------------------------------------
               (6) Beginning and                                X
               ending balances of
               transaction                                      (MONTHLY
               accounts, such as                                STATEMENTS TO
               reserve accounts,                                CERTIFICATEHOLDERS)
               and material account
               activity during the
               period.
------------------------------------------------------------------------------------------------------------------------------------
               (7) Any amounts                                  X
               drawn on any credit
               enhancement or other                             (MONTHLY
               support identified                               STATEMENTS TO
               in Item 1114 of                                  CERTIFICATEHOLDERS)
               Regulation AB, as
               applicable, and the
               amount of coverage
               remaining under any
               such enhancement, if
               known and applicable.
------------------------------------------------------------------------------------------------------------------------------------
               (8) Number and                                   X                                             Updated pool
               amount of pool                                                                                 composition
               assets at the                                    (MONTHLY                                      information
               beginning and ending                             STATEMENTS TO                                 fields to be
               of each period, and                              CERTIFICATEHOLDERS)                           as specified
               updated pool                                                                                   by Depositor
               composition                                                                                    from time to
               information, such as                                                                           time
               weighted average
               coupon, weighted
               average remaining
               term,
------------------------------------------------------------------------------------------------------------------------------------

                                      O-3

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               pool factors
               and prepayment
               amounts.
------------------------------------------------------------------------------------------------------------------------------------
               (9) Delinquency and    X             X           X
               loss information for
               the period.                                      (MONTHLY
                                                                STATEMENTS TO
                                                                CERTIFICATEHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
               In addition,           X
               describe any
               material changes to
               the information
               specified in Item
               1100(b)(5) of
               Regulation AB
               regarding the pool
               assets. (methodology)
------------------------------------------------------------------------------------------------------------------------------------
               (10) Information on    X             X           X
               the amount, terms
               and general purpose                              (MONTHLY
               of any advances made                             STATEMENTS TO
               or reimbursed during                             CERTIFICATEHOLDERS)
               the period,
               including the
               general use of funds
               advanced and the
               general source of
               funds for
               reimbursements.
------------------------------------------------------------------------------------------------------------------------------------
               (11) Any material      X             X           X
               modifications,
               extensions or                                    (MONTHLY
               waivers to pool                                  STATEMENTS TO
               asset terms, fees,                               CERTIFICATEHOLDERS)
               penalties or
               payments during the
               distribution period
               or that have
               cumulatively become
               material over time.
------------------------------------------------------------------------------------------------------------------------------------
               (12) Material          X             X           X                                             X
               breaches of pool
               asset                                            (if agreed upon
               representations or                               by the parties)
               warranties or
               transaction
               covenants.
------------------------------------------------------------------------------------------------------------------------------------

                                      O-4

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               (13) Information on                              X
               ratio, coverage or
               other tests used for                             (MONTHLY
               determining any                                  STATEMENTS TO
               early amortization,                              CERTIFICATEHOLDERS)
               liquidation or other
               performance trigger
               and whether the
               trigger was met.
------------------------------------------------------------------------------------------------------------------------------------
               (14) Information                                                                               X
               regarding any new
               issuance of asset-backed
               securities backed by
               the same asset pool,
------------------------------------------------------------------------------------------------------------------------------------
                  information         X             X           X                                             X
                  regarding any
                  pool asset
                  changes (other
                  than in
                  connection with a
                  pool asset
                  converting into
                  cash in
                  accordance with
                  its terms), such
                  as additions or
                  removals in
                  connection with a
                  prefunding or
                  revolving period
                  and pool asset
                  substitutions and
                  repurchases (and
                  purchase rates,
                  if applicable),
                  and cash flows
                  available for
                  future purchases,
                  such as the
                  balances of any
                  prefunding or
                  revolving
                  accounts, if
                  applicable.
------------------------------------------------------------------------------------------------------------------------------------
                  Disclose any                                                                                X              X
                  material changes
                  in the
------------------------------------------------------------------------------------------------------------------------------------

                                      O-5

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
                  solicitation,
                  credit-granting,
                  underwriting,
                  origination,
                  acquisition or
                  pool selection
                  criteria or
                  procedures, as
                  applicable, used
                  to originate,
                  acquire or select
                  the new pool
                  assets.
------------------------------------------------------------------------------------------------------------------------------------
               Item 1121(b) -                                                                                 X
               Pre-Funding or
               Revolving Period
               Information

               Updated pool
               information as
               required under Item
               1121(b).
------------------------------------------------------------------------------------------------------------------------------------
           2   LEGAL PROCEEDINGS
------------------------------------------------------------------------------------------------------------------------------------
               Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to
               Certificateholders, including proceedings known to be
               contemplated by governmental authorities:
------------------------------------------------------------------------------------------------------------------------------------
               Sponsor (Seller)                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
               Depositor                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
               Trustee                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
               Issuing entity                                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
               Master Servicer,       X             X
               affiliated Servicer,
               other Servicer
               servicing 20% or
               more of pool assets
               at time of report,
               other material
               servicers
------------------------------------------------------------------------------------------------------------------------------------

                                      O-6

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               Securities                                       X
               Administrator
------------------------------------------------------------------------------------------------------------------------------------
               Originator of 20% or                                                                           X
               more of pool assets
               as of the Cut-off
               Date
------------------------------------------------------------------------------------------------------------------------------------
               Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
           3   SALES OF SECURITIES
               AND USE OF PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
               Information from                                                                               X
               Item 2(a) of Part II
               of Form 10-Q:

               With respect to any sale
               of securities by the
               sponsor, depositor
               or issuing entity, that
               are backed by the same
               asset pool or are
               otherwise issued by the
               issuing entity, whether
               or not registered,
               provide the sales and
               use of proceeds information
               in Item 701 of Regulation
               S-K. Pricing information
               can be omitted if securities
               were not registered.
------------------------------------------------------------------------------------------------------------------------------------
           4   DEFAULTS UPON SENIOR
               SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
               Information from                                X
               Item 3 of Part II
               of Form 10-Q:

               Report the
               occurrence of any
               Event of Default
               (after expiration of
               any grace period and
               provision of any
               required
------------------------------------------------------------------------------------------------------------------------------------

                                      O-7

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               notice)
------------------------------------------------------------------------------------------------------------------------------------
           5   SUBMISSION OF
               MATTERS TO A VOTE OF
               SECURITY HOLDERS
------------------------------------------------------------------------------------------------------------------------------------
               Information from                                 X
               Item 4 of Part II of
               Form 10-Q
------------------------------------------------------------------------------------------------------------------------------------
           6   SIGNIFICANT OBLIGORS
               OF POOL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
               Item 1112(b) -                                                                                 X
               Significant Obligor
               Financial
               Information*
------------------------------------------------------------------------------------------------------------------------------------
               *This information
               need only be reported
               on the Form 10-D for the
               distribution period in
               which updated information
               is required pursuant
               to the Item.
------------------------------------------------------------------------------------------------------------------------------------
           7   SIGNIFICANT
               ENHANCEMENT PROVIDER
               INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
               Item 1114(b)(2) -
               Credit Enhancement
               Provider Financial
               Information*
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                                                                 X
                  applicable
                  disclosure
                  threshold
------------------------------------------------------------------------------------------------------------------------------------
                  Obtaining                                                                                   X
                  required
                  financial
                  information or
                  effecting
                  incorporation by
                  reference
------------------------------------------------------------------------------------------------------------------------------------
               Item 1115(b) -
               Derivative
               Counterparty
               Financial
               Information*
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                                                                 X
                  current
------------------------------------------------------------------------------------------------------------------------------------

                                      O-8

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
                  maximum
                  probable exposure
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                   X
                  current
                  significance
                  percentage
------------------------------------------------------------------------------------------------------------------------------------
                  Notifying                                     X
                  derivative
                  counterparty of
                  significance
                  percentage and
                  requesting
                  required
                  financial
                  information
------------------------------------------------------------------------------------------------------------------------------------
                  Obtaining                                                                                   X
                  required
                  financial
                  information or
                  effecting
                  incorporation by
                  reference
------------------------------------------------------------------------------------------------------------------------------------
               *This information need
               only be reported on the
               Form 10-D for the
               distribution period in
               which updated information
               is required pursuant to
               the Items.
------------------------------------------------------------------------------------------------------------------------------------
           8   OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
               Disclose any           The Responsible Party for the applicable Form 8-K item as indicated below.
               information required
               to be reported on
               Form 8-K during the
               period covered by
               the Form 10-D but
               not reported
------------------------------------------------------------------------------------------------------------------------------------
           9   EXHIBITS
------------------------------------------------------------------------------------------------------------------------------------
               Distribution report                              X
------------------------------------------------------------------------------------------------------------------------------------
               Exhibits required by                                                                           X
               Item 601 of
               Regulation S-K, such
               as material
               agreements
------------------------------------------------------------------------------------------------------------------------------------
8-K        Must be filed within four business days of an event reportable on
           Form 8-K.
------------------------------------------------------------------------------------------------------------------------------------
           1   ENTRY INTO A
------------------------------------------------------------------------------------------------------------------------------------


                                      O-9

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
           .   MATERIAL
           0   DEFINITIVE
           1   AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
               Disclosure is          X             X           X                                             X              X
               required regarding
               entry into or
               amendment of any
               definitive agreement
               that is material to
               the securitization,
               even if depositor is
               not a party.

               Examples: servicing
               agreement, custodial
               agreement.

               Note: disclosure not
               required as to
               definitive
               agreements that are
               fully disclosed in
               the prospectus
------------------------------------------------------------------------------------------------------------------------------------
           1   TERMINATION OF A       X             X           X                                             X              X
           .   MATERIAL DEFINITIVE
           0   AGREEMENT
           2
------------------------------------------------------------------------------------------------------------------------------------
               Disclosure is
               required regarding
               termination of
               any definitive
               agreement that is
               material to the
               securitization
               (other than
               expiration in
               accordance with
               its terms), even
               if depositor is
               not a party.


               Examples: servicing
               agreement, custodial
               agreement.
------------------------------------------------------------------------------------------------------------------------------------
           1   BANKRUPTCY OR
           .   RECEIVERSHIP
------------------------------------------------------------------------------------------------------------------------------------


                                      O-10

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
           0   Disclosure is          X             X           X                  X                          X              X
           3   required regarding
               the bankruptcy or
               receivership, if
               known to the Master
               Servicer, with
               respect to any of
               the following:

               Sponsor (Seller),
               Depositor, Master
               Servicer, affiliated
               Servicer, other
               Servicer servicing
               20% or more of
               pool assets at
               time of report,
               other material
               servicers, Certificate
               Administrator, Trustee,
               significant obligor,
               credit enhancer (10%
               or more), derivatives
               counterparty, Custodian
------------------------------------------------------------------------------------------------------------------------------------
           2   TRIGGERING EVENTS
           .   THAT ACCELERATE OR
           0   INCREASE A
           4   DIRECT FINANCIAL
               OBLIGATION OR AN
               OBLIGATION UNDER
               AN OFF-BALANCE SHEET
               ARRANGEMENT
------------------------------------------------------------------------------------------------------------------------------------
               Includes an early                    X           X
               amortization,
               performance trigger
               or other event,
               including event of
               default, that would
               materially alter the
               payment
               priority/distribution
               of cash
               flows/amortization
               schedule.
------------------------------------------------------------------------------------------------------------------------------------

                                      O-11

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               Disclosure will be
               made of events other
               than waterfall triggers
               which are disclosed in
               the 6.07 statement
------------------------------------------------------------------------------------------------------------------------------------
           3   MATERIAL
           .   MODIFICATION TO
           0   RIGHTS OF SECURITY
           3   HOLDERS
------------------------------------------------------------------------------------------------------------------------------------
               Disclosure is                                    X                                             X
               required of any
               material
               modification to
               documents defining
               the rights of
               Certificateholders,
               including the
               Pooling and
               Servicing Agreement
------------------------------------------------------------------------------------------------------------------------------------
           5   AMENDMENTS TO
           .   ARTICLES OF
           0   INCORPORATION OR
           3   BYLAWS; CHANGE IN
               FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
               Disclosure is                                                                                  X
               required of any
               amendment "to the
               governing documents
               of the issuing
               entity"
------------------------------------------------------------------------------------------------------------------------------------
           5   CHANGE IN SHELL
           .   COMPANY STATUS
------------------------------------------------------------------------------------------------------------------------------------
           0   [Not applicable to                                                                             X
           6   ABS issuers]
------------------------------------------------------------------------------------------------------------------------------------
           6   ABS INFORMATIONAL
           .   AND COMPUTATIONAL
           0   MATERIAL
           1
------------------------------------------------------------------------------------------------------------------------------------
               [Not included in                                                                               X
               reports to be filed
               under Section 3.18]
------------------------------------------------------------------------------------------------------------------------------------
           6   CHANGE OF
           .   SERVICER
           0   OR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
           2   Requires disclosure    X             X           X                                             X
               of any
------------------------------------------------------------------------------------------------------------------------------------

                                      O-12


------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               removal,
               replacement,
               substitution or
               addition of any
               master servicer,
               affiliated servicer,
               other servicer
               servicing 10% or
               more of pool assets
               at time of report,
               other material
               servicers,
               certificate
               administrator or
               trustee.
------------------------------------------------------------------------------------------------------------------------------------
               Reg AB disclosure                               X
               about any new
               servicer is also
               required.
------------------------------------------------------------------------------------------------------------------------------------
               Reg AB disclosure                                                                  X (TO THE
               about any new                                                                      EXTENT OF A
               trustee is also                                                                    NEW TRUSTEE)
               required.
------------------------------------------------------------------------------------------------------------------------------------
               Reg AB disclosure                               X
               about any new
               securities
               administrator is
               also required.
------------------------------------------------------------------------------------------------------------------------------------
           6   CHANGE IN CREDIT
           .   ENHANCEMENT OR OTHER
           0   EXTERNAL SUPPORT [IN
           3   THIS TRANSACTION
               THERE IS NO EXTERNAL
               ENHANCEMENT OR OTHER
               SUPPORT.]
------------------------------------------------------------------------------------------------------------------------------------
               Covers termination                               X                                             X
               of any enhancement
               in manner other than
               by its terms, the
               addition of an
               enhancement, or a
               material change in
               the enhancement
               provided.  Applies
               to external credit
               enhancements as well
               as derivatives.
------------------------------------------------------------------------------------------------------------------------------------
               Reg AB disclosure                               X                                              X
               about any new
------------------------------------------------------------------------------------------------------------------------------------


                                      O-13

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               enhancement
               provider is also
               required.
------------------------------------------------------------------------------------------------------------------------------------
           6   FAILURE TO MAKE A                                X
           .   REQUIRED
           0   DISTRIBUTION
           4
------------------------------------------------------------------------------------------------------------------------------------
           6   SECURITIES ACT
           .   UPDATING
           0   DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
           5   If any material pool                                                                           X
               characteristic
               differs by 5% or
               more at the time of
               issuance of the
               securities from the
               description in the
               final prospectus,
               provide updated Reg
               AB disclosure about
               the actual asset
               pool.
------------------------------------------------------------------------------------------------------------------------------------
               If there are any new                                                                           X
               servicers or
               originators required
               to be disclosed
               under Regulation AB
               as a result of the
               foregoing, provide
               the information
               called for in Items
               1108 and 1110
               respectively.
------------------------------------------------------------------------------------------------------------------------------------
           7   REGULATION FD          X             X           X                                             X
           .   DISCLOSURE
           0
           1
------------------------------------------------------------------------------------------------------------------------------------
           8   OTHER EVENTS
------------------------------------------------------------------------------------------------------------------------------------
           .   Any event, with                                                                                X
           0   respect to which
           1   information is not
               otherwise called for
               in Form 8-K, that
               the registrant deems
               of importance to
               security holders.
------------------------------------------------------------------------------------------------------------------------------------
           9   FINANCIAL            The Responsible Party applicable to reportable event.
           .   STATEMENTS AND
           0   EXHIBITS
           1
------------------------------------------------------------------------------------------------------------------------------------

                                      O-14

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
10-K       Must be filed within 90 days of the fiscal year end for the registrant.
------------------------------------------------------------------------------------------------------------------------------------
           9   OTHER
           B   INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
               Disclose any         The Responsible Party for the applicable Form 8-K item as indicated above.
               information
               required to be
               reported on
               Form 8-K during
               the fourth quarter
               covered by the
               Form 10-K but
               not reported
------------------------------------------------------------------------------------------------------------------------------------
           1   EXHIBITS AND
           5   FINANCIAL STATEMENT
               SCHEDULES
------------------------------------------------------------------------------------------------------------------------------------
               Item 1112(b) -                                                                                 X
               Significant Obligor
               Financial Information
------------------------------------------------------------------------------------------------------------------------------------
               Item 1114(b)(2) -
               Credit Enhancement
               Provider Financial
               Information
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                                                                 X
                  applicable
                  disclosure
                  threshold
------------------------------------------------------------------------------------------------------------------------------------
                  Obtaining                                                                                   X
                  required
                  financial
                  information or
                  effecting
                  incorporation by
                  reference
------------------------------------------------------------------------------------------------------------------------------------
               Item 1115(b) -
               Derivative
               Counterparty
               Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                                                                 X
                  current maximum
                  probable exposure
------------------------------------------------------------------------------------------------------------------------------------
                  Determining                                   X
                  current
                  significance
                  percentage
------------------------------------------------------------------------------------------------------------------------------------


                                      O-15

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
                  Notifying                                     X
                  derivative
                  counterparty of
                  significance
                  percentage and
                  requesting
                  required
                  financial
                  information
------------------------------------------------------------------------------------------------------------------------------------
                  Obtaining                                                                                   X
                  required
                  financial
                  information or
                  effecting
                  incorporation by
                  reference
------------------------------------------------------------------------------------------------------------------------------------
               Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to
               Certificateholders, including proceedings known to be
               contemplated by governmental authorities:
------------------------------------------------------------------------------------------------------------------------------------
               Sponsor (Seller)                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
               Depositor                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
               Trustee
------------------------------------------------------------------------------------------------------------------------------------
               Issuing entity                                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
               Master Servicer,       X             X
               affiliated Servicer,
               other Servicer
               servicing 20% or
               more of pool assets
               at time of report,
               other material
               servicers
------------------------------------------------------------------------------------------------------------------------------------
               Securities                                       X
               Administrator
------------------------------------------------------------------------------------------------------------------------------------
               Originator of 20% or                                                                           X
               more of pool assets
               as of the Cut-off
               Date
------------------------------------------------------------------------------------------------------------------------------------
               Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
               Item 1119 -
               Affiliations and
------------------------------------------------------------------------------------------------------------------------------------

                                      O-16

------------------------------------------------------------------------------------------------------------------------------------
FORM       ITEM     DESCRIPTION       SERVICERS     MASTER      SECURITIES         CUSTODIAN      TRUSTEE     DEPOSITOR     SPONSOR
                                                    SERVICER  ADMINISTRATOR
------------------------------------------------------------------------------------------------------------------------------------
               relationships
               between the
               following
               entities, or their
               respective affiliates,
               that are material to
               Certificateholders:
------------------------------------------------------------------------------------------------------------------------------------
               Sponsor (Seller)                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
               Depositor                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
               Trustee                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
               Master Servicer,       X             X
               affiliated Servicer,
               other Servicer
               servicing 20% or
               more of pool assets
               at time of report,
               other material
               servicers
------------------------------------------------------------------------------------------------------------------------------------
               Securities                                       X
               Administrator
------------------------------------------------------------------------------------------------------------------------------------
               Originator                                                                                     X
------------------------------------------------------------------------------------------------------------------------------------
               Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
               Credit                                                                                         X
               Enhancer/Support
               Provider
------------------------------------------------------------------------------------------------------------------------------------
               Significant
               Obligor                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
               Item 1122 -            X             X           X                  X
               Assessment of
               Compliance with
               Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
               Item 1123 - Servicer   X             X
               Compliance Statement
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT P

                       ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSABS I 2006-SD4-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 3.18 of the Pooling and Servicing Agreement, dated as of October 1, 2006, among EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4. The Undersigned, as ____________________, hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                    [NAME OF PARTY]
                                    as [role]



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                      p-1